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STOCKHOLDERS' AGREEMENT
AMONG
REGAL ENTERTAINMENT CORPORATION
AND
THE STOCKHOLDERS IDENTIFIED HEREIN
MARCH 8, 2002

STOCKHOLDERS' AGREEMENT
REGAL ENTERTAINMENT GROUP

                THIS STOCKHOLDERS' AGREEMENT (this "Agreement") by and among Regal Entertainment Group, a Delaware corporation (the "Company"), Anschutz Investment Group LLC ("Anschutz"), Craig D. Slater ("Slater") and OCM Principal Opportunities Fund II, L.P. ("Oaktree" and together with Anschutz and Slater, the "Sponsor Stockholders"), and the other stockholders of the Company identified on Appendix I attached hereto as the "Non-Sponsor Stockholders." The Sponsor Stockholders and the Non-Sponsor Stockholders, together with other stockholders of the Company who may become parties hereto from time to time, are referred to herein collectively as the "Stockholders" and individually as a "Stockholder." This Agreement shall be effective on the Closing Date (the "Effective Date"), as such term is defined in that certain Exchange Agreement, dated March 8, 2002 by and among the Company and the Stockholders (the "Exchange Agreement"), and if the Closing pursuant to the Exchange Agreement does not occur, this Agreement shall be of no force or effect.

                WHEREAS, each of the Stockholders holds of record or beneficially the Equity Securities in the Company set forth opposite such Stockholder's name on Appendix I hereto;

                WHEREAS, the Company and the Stockholders desire to enter into this Agreement in order to provide, among other things, for certain mutual restrictions relating to the transfer of such Equity Securities and other rights and responsibilities as set forth herein; and

                WHEREAS, capitalized terms used in this Agreement shall have the meaning ascribed to them in Article 8 hereof.

                NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.    BOARD OF DIRECTORS

        1.1.  Board of Directors

                The Company and each Stockholder (for so long as such Stockholder owns any Equity Securities) shall take or cause to be taken all such action within their respective power and authority (including without limitation the voting of shares of Equity Securities held by such Stockholder or the taking of action by consent with respect to such shares of Equity Securities) as may be required:

                1.1.1. to establish and maintain the authorized size of the board of directors of the Company at nine (9) directors (which number may be increased or reduced as provided in the bylaws of the Company, provided that the number of directors may not be reduced below the number of directors entitled to be nominated by the Stockholders pursuant to Section 1.1.2 without the prior written consent of the affected Stockholders); to maintain the quorum requirements for actions of the board of directors of the Company at not less than a majority of all directors in office; and to maintain the voting requirements for actions of the board of directors of the Company at a majority of directors present at a meeting at which there is a quorum, except in respect of such matters as the certificate of incorporation or the bylaws of the Company may impose a greater voting requirement;

                1.1.2. to cause to be elected to the board of directors of the Company (A) five (5) directors designated by Anschutz (each an "Anschutz Director"), (B) Stephen Kaplan or if Stephen Kaplan is unwilling or unable to serve as a director, such other designee of Oaktree as shall be approved by Anschutz (the "Oaktree Director"), (C) Mike Campbell ("Campbell"), (D) Kurt Hall ("Hall") and (E) one (1) director designated by the holders of at least a majority of the outstanding shares of voting stock of the Company (the "Stockholder Director"). The Anschutz Directors, the Oaktree Director, Campbell, Hall and the Stockholder Director are each referred to as a "Stockholder Nominee";

                1.1.3. to remove forthwith any Stockholder Nominee when (and only when) such removal is requested for any reason, with or without cause, by (A) Anschutz, in the case of an Anschutz Director, (B) Oaktree, in the case of the Oaktree Director, (C) a majority of the directors then in office in the case of Campbell or Hall or (D) the holders of at least a majority of the outstanding shares of voting stock of the Company with respect to the Stockholder Director;

                1.1.4 to, in the case of death, resignation, or removal as provided in Section 1.1.3 of a director, elect another director designated by (A) Anschutz, in the case of an Anschutz Director, (B) Oaktree, in the case of the Oaktree Director (which designee shall be subject to the prior approval of Anschutz), (C) a majority of the directors then in office in the case of Campbell or Hall or (D) the holders of at least a majority of the outstanding shares of voting stock of the Company with respect to the Stockholder Director; or

                1.1.5 to cause the certificate of incorporation and bylaws of the Company to be amended to the extent necessary to conform to, and to be consistent with, any amendments to this Agreement.

        1.2.  Obligations of Transferees

                Without limiting any other provision of this Agreement imposing obligations on transferees generally, it is expressly agreed that the voting and related obligations, but not rights, contained in this Section 1 shall bind any transferee of any Stockholder for the term of this Agreement.

2.    TRANSFER OF EQUITY SECURITIES

        2.1.  Transfers Prohibited

                No Non-Sponsor Stockholder shall (during his lifetime, in the case of an individual) make any Transfer other than a Permitted Transfer of any Equity Securities now or hereafter held or acquired by such Stockholder to any individual or entity except in accordance with Section 2.3. Neither Oaktree nor any Oaktree Affiliates shall make any Transfer of Equity Securities now or hereafter held or acquired by Oaktree or any Oaktree Affiliate to any individual or entity except in accordance with Section 2.3. Any purported transfer contrary to the terms of this Section 2.1 shall be null and void and of no force and effect.

        2.2.  Transfer; Permitted Transfer

                The term "Transfer" as used in this Article 2 shall include a sale, gift, mortgage, pledge, exchange, assignment or other disposition (whether with or without consideration and whether voluntary or involuntary or by operation of law), including a disposition under judicial order, legal process, execution, attachment or enforcement of an encumbrance. In the case of any Transfers described in clause (ii), clause (iii), clause (iv) or clause (v) of the definition of Permitted Transfer, the transferees shall hold the Equity Securities subject to the terms of this Agreement and, as a condition precedent to such transfers, shall be required to execute and deliver this Agreement and Appendix I shall be revised to reflect the addition of such transferee as a Sponsor Stockholder if the transferor is a Sponsor Stockholder or a Non-Sponsor Stockholder if the transferor is a Non-Sponsor Stockholder. Thereafter, such transferees shall be deemed to be Stockholders for purposes of this Agreement, but, in the case of Transfers described in clause (ii) of the definition of Permitted Transfer, the transferees shall not have the right to purchase Equity Securities under Section 2.3 or Section 5.1.

        2.3.  Rights of First Refusal

                2.3.1. Transfer Subject to Rights of Company and Stockholders

                In the event that (i) other than pursuant to a Permitted Transfer (a) a Non-Sponsor Stockholder (the "Transferor") or (b) Oaktree or any Oaktree Affiliate (also a "Transferor") at any time receives a bona fide offer to purchase all or any Equity Securities now or hereafter held or acquired by such Transferor, (ii) the person making such offer has the financial capacity to perform and (iii) the Transferor desires to accept such offer (any such offer meeting such requirements is referred to herein as a "Third Party Offer"), before the Transferor may accept the Third Party Offer, the Transferor first must make the offer(s) required by this Section 2.3 and such offer(s) must not have been accepted as provided in this Section 2.3. If requested by the Company, it shall be a condition precedent to the Transfer that the Transferor shall deliver to the Company a written opinion of such Transferor's legal counsel, in form and substance reasonably satisfactory to legal counsel to the Company, to the effect that the proposed Transfer may be effected without registration under the Act or any applicable state law. As a condition precedent to the Transfer, the Person making the Third Party Offer shall have delivered to the Company a written acknowledgement that the Equity Securities to be transferred are subject to this Agreement and that such Person and such Person's successors in interest are bound by this Agreement as a Non-Sponsor Stockholder.

                2.3.2. Offer

                Prior to accepting a Third Party Offer, the Transferor shall, in the case of Section 2.3.1(i)(a) make to each Sponsor Stockholder (each an "Offeree") and, in the case of Section 2.3.1(i)(b), make to Anschutz (also an "Offeree") an offer in writing to sell the Equity Securities proposed to be transferred by the Offeror (the "Offer") on the same terms and conditions as the Third Party Offer. Attached to the Offer, which shall be sent to the Offerees, shall be a statement of intention to accept the Third Party Offer, and all particulars, including, but not limited to, (i) the name(s) and address(es) of the person making the Third Party Offer, (ii) the number of Equity Securities involved in the proposed transfer, (iii) a summary description of all of the terms of the Third Party Offer and a copy of the Third Party Offer, including the proposed closing date and (iv) the address of the Transferor to which notice of acceptance of the Offer is to be sent.

                2.3.3. Acceptance

                Within fifteen (15) days after the receipt of the Offer (the "Offer Period"), each Offeree shall notify the Transferor and the other Offerees whether or not it desires to purchase any or all of the Equity Securities offered and how many of the Equity Securities it desires to purchase (the "Offer Response"). At the Offeree's election, the Offerees may assign (in whole or in part) such right to purchase the Equity Securities subject to the Offer to the Company or to an Affiliate of such Offeree (each such assignee also an "Offeree"). In the event that the aggregate number of Equity Securities that the Offerees who elected to make purchases (the "Purchasing Offerees") desire to purchase is greater than the total number of Equity Securities offered to them, such Equity Securities shall be allocated among the Purchasing Offerees in proportion to their holdings, or in such other proportions as they may agree; provided, however, that any Purchasing Offeree who elected in such Offeree's Offer Response to purchase less than such Offeree's proportionate number of Equity Securities so determined shall be allocated only the number of Equity Securities specified in such Offer Response, and the balance of such Equity Securities shall be allocated among the remaining Purchasing Offerees in proportion to their holdings (up to the number of shares specified in such Purchasing Offerees' Offer Responses), or in such other proportions as they may agree, and this procedure shall be repeated until all the Equity Securities offered to the Offerees have been allocated to a Purchasing Offeree. The phrase "in proportion to their holdings" as used in this Section 2.3.3 shall mean in the proportion which the number of Equity Securities held by each Purchasing Offeree bears to the aggregate number of Equity Securities held by all Purchasing Offerees among whom Equity Securities are being allocated, determined as of the last day of the Offer Period.

                2.3.4. Specified Minimum Purchase

                Notwithstanding the foregoing, if the Transferor has received a Third Party Offer that contains a condition that such prospective purchaser will not purchase less than the total, or a specified minimum, number of Equity Securities owned by the Transferor at the time of the Third Party Offer, then in order to exercise the foregoing options the Offerees must purchase, in the aggregate, either (i) all of the Equity Securities offered by the Transferor or (ii) no more than that number of Equity Securities equal to the difference between (a) the minimum number of Equity Securities specified in the Third Party Offer and (b) the total number of Equity Securities offered by the Transferor. Otherwise, the Offer shall be deemed not to have been accepted by the Offerees.

                2.3.5. Purchase Price; Deliveries on Closing Date

                The purchase price for each share of Equity Securities purchased from the Transferor by the Offerees shall be the same as, and on the same terms and conditions as, specified in the Third Party Offer. In the event that the Third Party Offer specifies the payment of consideration other than cash, then the purchase price for purposes of this Section 2.3.5 shall include in lieu thereof the cash equivalent of such consideration as determined by Transferor and the Offerees. If the Transferor and the Offerees cannot agree on the cash equivalent of such consideration within fifteen (15) days of the Offer, then a nationally recognized investment banking firm shall be selected by the Transferor from a list of three (3) such investment banking firms independent of the Company and the Offerees, which list shall be provided by the Company. The investment banking firm shall be instructed to determine the cash equivalent of the proposed consideration within thirty (30) days following the engagement of such investment banking firm. The fees and costs of the investment banking firm shall be borne by the Transferor. The purchase price shall be payable in cash on the closing date specified in the Offer, or on such later date as the parties may agree, or such later date as may be necessary to obtain any required regulatory approvals. On such closing date, in consideration of such payment, the Transferor shall deliver the certificates for Equity Securities being purchased by the Offerees, with appropriate duly executed stock powers, or properly endorsed for transfer, and bearing any necessary documentary stamps and accompanied by such certificates of authority, tax releases, consents to transfer or other instruments or evidences of title of the Transferor or such additional items as may be reasonably requested by the Company or the other Offerees.

                2.3.6. Release of Transferor from Restrictions

                If the Offerees shall (i) fail to respond with an Offer Response within the time frames described in Section 2.3.3, (ii) be deemed not to have accepted an Offer pursuant to Section 2.3.4 or (iii) shall fail to purchase the Equity Securities described in the Offer Response within sixty (60) days after expiration of the Offer Period, the Transferor shall be free for a period of ninety (90) days after the expiration of the Offer Period to sell the offered but unsold Equity Securities to the individual or entity making the Third Party Offer, for the price and on terms no more favorable to such transferee(s) than were available to the Offerees under the Offer. If the offered but unsold Equity Securities are not so sold by the Transferor within such ninety (90) day period, the Transferor shall have no right to transfer of the Equity Securities without again complying with the restrictions contained in this Section 2.3.

3.    RIGHTS AND OBLIGATIONS UPON CHANGE OF CONTROL

        3.1.  Obligation to Offer

                In the event (i) Anschutz or any Anschutz Affiliate (the "Offeree Stockholder(s)") desires to sell any shares of capital stock of the Company held by it or (ii) any Stockholder or Stockholders (also the "Offeree Stockholder(s)") receive a bona fide offer or related series of offers from any person (the "Control Offeror") to purchase from the Offeree Stockholder(s) not less than fifty percent (50%), by voting power, of the then outstanding capital stock of the Company (a "Majority Interest") or to purchase from the Offeree Stockholder(s) that number of shares of stock that, when added to the number of shares of stock at the time already owned, directly or indirectly, by the Control Offeror and its Affiliates, constitutes a Majority Interest (each of (i) and (ii) a "Tag Offer"), the Offeree Stockholder(s) shall promptly forward a copy of such Tag Offer to the Company and the other Stockholders; provided, however, that the foregoing shall not apply to a Permitted Transfer or to a Transfer of Equity Securities between and among the Stockholders. The other Stockholders may elect to participate in the sale pursuant to the Tag Offer at the same price per share and on the same terms by delivering written notice to the Offeree Stockholder(s) within twenty (20) days after delivery to the other Stockholders of such copy of the Tag Offer. If any other Stockholders elect to participate in the sale pursuant to the Tag Offer, the Offeree Stockholder(s) and such other Stockholders shall each be entitled to sell pursuant to the Tag Offer the number of shares of stock as to which the Tag Offer relates equal to the product of (x) the number of shares of stock to which such Tag Offer relates times (y) the ratio of the number of shares of stock owned by such Stockholder over the number of shares of stock owned by all Stockholders electing to sell pursuant to the Tag Offer. The Offeree Stockholder(s) shall not sell any such shares of stock pursuant to the Tag Offer unless the Control Offeror or the Person to whom Anschutz or any Anschutz Affiliate proposes to sell pursuant to the Tag Offer agrees to extend the Tag Offer to the other Stockholders in accordance with the foregoing and to purchase from the Offeree Stockholder(s) and such other Stockholders their respective proportionate shares as described above of the aggregate number of shares of stock as to which the sale pursuant to the Tag Offer relates. Each Stockholder participating in the sale to the Control Offeror or the Person to whom Anschutz or any Anschutz Affiliate proposes to sell pursuant to the Tag Offer shall pay its pro rata share (based on the number of shares to be sold) of the expenses incurred by the Offeree Stockholder(s) in connection with such transfer and shall be obligated to join on a pro rata basis (based on the number of shares to be sold) in any indemnification or other obligations that the Offeree Stockholder(s) agree to provide in connection with such transfer (other than any such obligations that relate specifically to a particular Offeree Stockholder such as (but without limitation) indemnification with respect to representations and warranties given by a Stockholder regarding such Stockholder's title to and ownership of the shares to be sold); provided that no participating Stockholder shall be obligated in connection with the sale pursuant to the Tag Offer to agree to indemnify or hold harmless the Control Offeror or the Person to whom Anschutz or any Anschutz Affiliate proposes to sell pursuant to the Tag Offer with respect to an amount in excess of the net cash proceeds paid to such Stockholder in connection with such sale. Notwithstanding the provisions of this Section 3.1, no Stockholder shall sell any stock to a Control Offeror without first complying with the provisions of Section 2.3 hereof; provided, however, that the Stockholders shall not be obligated to comply with Section 2.3 if Anschutz or any Anschutz Affiliate is the Offeree Stockholder pursuant to this Section 3.1. Notwithstanding anything to the contrary in this Section 3.1, the rights of any Stockholder to sell in the Tag Offer are subject to the Offeree Stockholder(s)' consummation of such Offeree Stockholder(s)' sale pursuant to the Tag Offer.

        3.2.  Obligation to Sell

                In the event that the Company has received a proposal for any merger, sale of a significant portion of the Company's assets, recapitalization, sale of shares of capital stock or other extraordinary transaction (an "Acquisition Offer"), or any Stockholder has received a Control Offer, and (a) the Board of Directors of the Company has recommended such Acquisition Offer or Control Offer to the Stockholders or (b) Stockholders owning not less than two-thirds by voting power of the capital stock of the Company have notified the other Stockholders in writing that such Stockholders are in favor of such Acquisition Offer or Control Offer, each Stockholder agrees that such Stockholder shall (i) vote any shares of capital stock of the Company having the right to vote held by such Stockholder or as to which such Stockholder has voting power in favor of the consummation of transactions contemplated by such Acquisition Offer or Control Offer at any meeting of stockholders at which such transactions are considered, (ii) tender all shares of capital stock of the Company held by such Stockholder or as to which such Stockholder has power of disposition that are the subject of such Acquisition Offer or Control Offer in accordance with the terms of the Acquisition Offer or Control Offer and (iii) take all other commercially reasonable actions required in order to effectuate fully the transactions contemplated by such Acquisition Offer or Control Offer.

4.    REGISTRATION RIGHTS

        4.1.  Demand Registration Rights

                4.1.1. Request

                Subject to the provisions of this Section 4.1, at any time after the earlier of (i) six (6) months following the closing of the Initial Public Offering or (ii) the third anniversary of the Effective Date, (A) Anschutz or any Anschutz Affiliate may request registration for sale under the Act of all or part of the Common Stock then held by them; provided, however, that such request shall cover the registration of Common Stock with an anticipated aggregate offering price (before any underwriting discounts and commissions) of at least $25,000,000 and (B) Oaktree or any Oaktree Affiliate may request registration for sale under the Act of all or part of the Common Stock then held by them; provided, however, that such request shall cover the registration of Common Stock with an anticipated aggregate offering price (before any underwriting discounts and commissions) of at least $25,000,000. Within thirty (30) days after receipt by the Company of such request (which request shall specify the number of shares proposed to be registered and sold), the Company shall promptly give written notice to all other Stockholders of the proposed demand registration, and such other Stockholders shall have the right to join in such proposed registration and sale, upon written request to the Company (which request shall specify the number of shares proposed to be registered and sold) within fifteen (15) days after receipt of such notice from the Company. The Company shall thereafter, as expeditiously as practicable, use its reasonable best efforts (x) to file with the SEC under the Act a registration statement on the appropriate form concerning all Common Stock specified in the demand request and all shares with respect to which the Company has received such written request from the other Stockholders and (y) to cause such registration statement to be declared effective. The Company shall use its reasonable best efforts to cause each offering pursuant to this Section 4.1 to be managed, on a firm commitment basis, by a recognized regional or national underwriter. With respect to requests for registration by Anschutz or any Anschutz Affiliate pursuant to clause (A) above, the Company shall not be required to comply with more than three (3) requests by Anschutz or any Anschutz Affiliate, collectively, for demand registrations pursuant to this Section 4.1 unless pursuant to the provisions of Section 4.1.3 hereof a number of shares in excess of fifty percent (50%) of the Common Stock requested to be included in a registration are not included, in which event such demand registration shall not count against the three (3) demand registrations to which Anschutz and any Anschutz Affiliates, collectively, are entitled. With respect to requests for registration by Oaktree or any Oaktree Affiliate pursuant to clause (B) above, the Company shall not be required to comply with more than two (2) requests by Oaktree or any Oaktree Affiliates, collectively, for demand registrations pursuant to this Section 4.1 unless pursuant to the provisions of Section 4.1.3 hereof a number of shares in excess of fifty percent (50%) of the Common Stock requested to be included in a registration are not included, in which event such demand registration shall not count against the two (2) demand registrations to which Oaktree and any Oaktree Affiliates, collectively, are entitled.

                4.1.2. Delay by Company

                The Company shall not be required to effect a demand registration under the Act pursuant to Section 4.1.1 above if (i) the Company receives such request for registration within one hundred twenty (120) days preceding the anticipated effective date of a proposed underwritten public offering of securities of the Company approved by the Company's board of directors prior to the Company's receipt of such request; (ii) within twelve (12) months prior to any such request for registration, a registration of securities of the Company has been effected in which the Stockholders had the right to participate pursuant to this Section 4.1 or Section 4.2 hereof; or (iii) the board of directors of the Company reasonably determines in good faith that effecting such a demand registration at such time would have a material adverse effect upon a proposed sale of all (or substantially all) the assets of the Company, or a merger, reorganization, recapitalization, or similar transaction materially affecting the capital structure or equity ownership of the Company; provided, however, that the Company may only delay a demand registration pursuant to this Section 4.1.2(iii) for a period not exceeding six (6) months (or until such earlier time as such transaction is consummated or no longer proposed). The Company shall promptly notify in writing the Stockholders requesting registration of any decision not to effect any such request for registration pursuant to this Section 4.1.2, which notice shall set forth in reasonable detail the reason for such decision and shall include an undertaking by the Company promptly to notify such Stockholders as soon as a demand registration may be effected.

                4.1.3. Pro Rata Reduction

                If a demand registration is an underwritten registration and the managing underwriters advise the Company and the Stockholders participating in the demand registration in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number that can be sold in such offering, then the amount of such shares that may be included in such registration shall be allocated pro rata among all of such participating Stockholders in proportion to the number of shares of Common Stock such Stockholders have requested to include in the demand registration.

                4.1.4. Withdrawal

                Stockholders participating in any demand registration pursuant to this Section 4.1 may withdraw at any time before a registration statement is declared effective, in which event the Company shall withdraw such registration statement (and the Stockholders shall not be deemed to have requested a demand registration for purposes of Section 4.1.1 hereof) unless at least fifty percent (50%) of the shares of Common Stock of the Company requested to be registered remain covered by such registration statement. If the Company withdraws a registration statement under this Section 4.1.4 in respect of a registration for which the Company would otherwise be required to pay expenses under Section 4.5.2 hereof, the Stockholders that shall have withdrawn shall be liable to the Company for all expenses of such registration specified in Section 4.5.2 hereof in proportion to the number of shares each such withdrawing Stockholder shall have requested to be registered.

        4.2.  Piggyback Registration Rights

                4.2.1. Request

                If at any time or times after the Effective Date the Company proposes to make a registered public offering of any of its Equity Securities under the Act (whether to be sold by it or by one or more third parties), other than (a) the Company's Initial Public Offering, (b) an offering pursuant to a demand registration under Section 4.1.1 hereof or (c) an offering registered on Form S-8, Form S-4, or comparable forms, the Company shall, not less than ten (10) business days prior to the proposed filing date of the registration form, give written notice of the proposed registration to each Stockholder, and at the written request of a Stockholder delivered to the Company within five (5) business days after the receipt of such notice, shall include in such registration and offering, and in any underwriting of such offering, all shares of Common Stock as may have been designated in such Stockholder's request.

                4.2.2. Pro Rata Reduction

                If a registration in which any Stockholder has the right to participate pursuant to this Section 4.2 is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, the Company shall include in such registration (i) first, the securities of the Company proposed to be sold by the Company, and (ii) second, the Common Stock proposed to be sold by such Stockholder and by any other Stockholders proposing to sell shares of Common Stock pursuant to such registration, in proportion to the number of shares of Common Stock so requested by each of them to be included. If a registration in which such Stockholder has the right to participate pursuant to this Section 4.2 is an underwritten secondary registration and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, then the Company shall include in such offering the number of shares of Common Stock owned and proposed to be sold by such Stockholder and by any other participants (including other Stockholders) proposing (and entitled) to sell shares pursuant to such registration, in proportion to the number of shares of Common Stock so requested by each of them to be included.

        4.3.  Registration Procedures

                The Company shall have no obligation to file a registration statement pursuant to Section 4.1 hereof, or to include shares of Common Stock owned by any Stockholder in a registration statement pursuant to Section 4.2 hereof, unless and until such Stockholder shall have furnished the Company with all information and statements about or pertaining to such Stockholder in such reasonable detail and on such timely basis as is reasonably deemed by the Company to be necessary or appropriate with respect to the preparation of the registration statement. Whenever any Stockholder has requested that any shares of Common Stock be registered pursuant to Sections 4.1 or 4.2 hereof, the Company shall, as expeditiously as reasonably possible:

                4.3.1 prepare and file with the SEC a registration statement with respect to such shares and use its best efforts to cause such registration statement to become effective as soon as reasonably practicable thereafter (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish counsel for such Stockholder with copies of all such documents proposed to be filed);

                4.3.2 prepare and file with the SEC such amendments and supplements to such registration statement and prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine (9) months or until such Stockholder has completed the distribution described in such registration statement, whichever occurs first;

                4.3.3 furnish to such Stockholder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such Stockholder may reasonably request;

                4.3.4 use its best efforts to register or qualify such shares under such other securities or blue sky laws of such jurisdictions as such Stockholder reasonably requests (and to maintain such registrations and qualifications effective for a period of nine (9) months or until such Stockholder has completed the distribution of such shares, whichever occurs first), and to do any and all other acts and things that may be reasonably necessary or advisable to enable such Stockholder to consummate the disposition of such shares in such jurisdictions (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not be required but for this Section 4.3.4, (ii) subject itself to taxation in any such jurisdiction, or (iii) file any general consent to service of process in any such jurisdiction); provided, that notwithstanding anything to the contrary in this Agreement with respect to the bearing of expenses, if any such jurisdiction shall require that expenses incurred in connection with the qualification of such shares in that jurisdiction be borne in part or full by such Stockholder, then such Stockholder shall pay such expenses to the extent required by such jurisdiction;

                4.3.5 notify such Stockholder, at any time when a prospectus relating to such shares of Common Stock is required to be delivered under the Act within the period that the Company is required to keep the registration statement effective, of the happening of any event as a result of which the prospectus included in any such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                4.3.6 cause all such shares to be listed on securities exchanges, if any, on which similar securities issued by the Company are then listed;

                4.3.7 provide a transfer agent and registrar for all such shares (if the Company does not already have such an agent) not later than the effective date of such registration statement;

                4.3.8 enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as such Stockholder reasonably requests (and subject to its reasonable approval) in order to expedite or facilitate the disposition of such shares; and

                4.3.9 make available for inspection by such Stockholder, by any underwriter participating in any distribution pursuant to such registration statement, and by any attorney, accountant or other agent retained by such Stockholder or by any such underwriter, all financial and other records, pertinent corporate documents, and properties (other than confidential intellectual property) of the Company.

        4.4.  Holdback Agreement

                If requested by the Company or the representatives of the underwriters of Equity Securities of the Company, each Stockholder shall not sell or otherwise transfer or dispose of any Equity Securities of the Company held by such Stockholder (other than those included in a registration, if applicable) for a period specified by the representative of the underwriters, which period shall not exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Act, provided that all directors and executive officers of the Company enter into similar agreements. Each Stockholder agrees to execute and deliver such other agreements as may reasonably be requested by the Company or the underwriter that are consistent with the foregoing or that are necessary to give further effect thereto. The obligations described in this Section 4.4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms. The Company may impose stop-transfer instructions with respect to the Equity Securities subject to the foregoing restrictions, not to exceed a one hundred eighty (180) day period.

        4.5.  Registration Expenses

                4.5.1. Stockholder Expenses

                If, pursuant to Section 4.1 or 4.2 hereof, shares of Common Stock owned by any Stockholder are included in a registration statement, then such Stockholder shall pay all transfer taxes, if any, relating to the sale of its shares, the fees and expenses of its own counsel (other than the one counsel provided for in Section 4.5.2.), and its pro rata portion of any underwriting discounts or commissions or the equivalent thereof.

                4.5.2. Company Expenses

                Except for the fees and expenses specified in Section 4.5.1 hereof and except as provided below in this Section 4.5.2, the Company shall pay all expenses incident to the registration and to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, underwriting discounts, fees and expenses (other than such Stockholder's pro rata portion of any underwriting discounts or commissions or the equivalent thereof), the expenses and fees for listing the securities to be registered on exchanges on which similar securities issued by the Company are then listed, printing expenses, messenger and delivery expenses, internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), fees and expenses of counsel for the Company and all independent certified public accountants and other persons retained by the Company and fees and expenses of one counsel to represent all Stockholders participating in the registration.

                4.5.3. Indemnity

                In the event that any shares of Common Stock owned by a Stockholder are sold by means of a registration statement pursuant to Section 4.1 or 4.2 hereof, the Company agrees to indemnify and hold harmless such Stockholder, each of its officers and directors, and each person, if any, who controls or may control such Stockholder within the meaning of the Act from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses (including, without limitation, interest, penalties, and reasonable attorneys' fees and disbursements) (hereinafter referred to in this Section 4.5.3 in the singular as a "claim" and in the plural as "claims") asserted against, resulting from, imposed upon or incurred by such indemnified person, directly or indirectly, based upon, arising out of or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based upon, arises out of or results from information furnished in writing to the Company by such Stockholder for use in connection with the registration statement. Such Stockholder agrees to indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls or may control the Company within the meaning of the Act from and against all claims asserted against, resulting to, imposed upon or incurred by such indemnified person, directly or indirectly, based upon, arising out of or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary in order to make the statement made therein, in the light of the circumstances under which they were made, not misleading, to the extent that such claim is based upon, arises out of or results from information furnished in writing to the Company by such Stockholder for use in connection with the registration statement. The indemnifications set forth herein shall be in addition to any liability the Company or such Stockholder may otherwise have to the indemnified persons. Promptly after actually receiving definitive notice of any claim in respect of which an indemnified person may seek indemnification under this Section 4.5.3, such indemnified person shall submit written notice thereof to the indemnifying person under this Section 4.5.3. The failure of such indemnified person so to notify such indemnifying person of any such claim shall not relieve the indemnifying person from any liability it may have hereunder except to the extent that (i) such liability was caused or increased by such failure or (ii) the ability of the indemnifying person to reduce such liability was materially adversely affected by such failure. In addition, the failure of the indemnified person so to notify the indemnifying person of any such claim shall not relieve the indemnifying person from any liability it may have otherwise than hereunder. The indemnifying person shall have the right to undertake, by counsel or representatives of its own choosing, the defense, compromise or settlement (without admitting liability of the indemnified person) of any such claim asserted, such defense, compromise or settlement to be undertaken at the expense and risk of the indemnifying person, and the indemnified person shall have the right to engage separate counsel, at its own expense, whom counsel for the indemnifying person shall keep informed and consult with in a reasonable manner. In the event the indemnifying person shall elect not to undertake such defense by its own representatives, the indemnifying person shall give prompt written notice of such election to the indemnified person, and the indemnified person shall undertake the defense, compromise or settlement (without admitting liability of the indemnified person) thereof on behalf of and for the account and risk of the indemnifying person by counsel or other representatives designated by the indemnified person. In the event that any claim shall arise out of a transaction or cover any period or periods wherein the Company and such Stockholder shall each be liable hereunder for part of the liability or obligation arising therefrom, then the parties shall, each choosing its own counsel and bearing its own expenses, defend such claim, and no settlement or compromise of such claim may be made without the joint consent or approval of the Company and such Stockholder. Notwithstanding the foregoing, no indemnifying person shall be obligated hereunder with respect to amounts paid in settlement of any claim if such settlement is effected without the consent of such indemnifying person (which consent shall not be unreasonably withheld).

        4.6.  Termination of Registration Rights

                Except with respect to registrations previously requested or in process, the registration rights set forth in Section 4.1 and 4.2 shall terminate as to any Equity Securities that become (i) eligible for sale in compliance with Rule 144(k) under the Act (or any similar rule then in force) or (ii) otherwise eligible for sale and saleable within any consecutive three (3) month period pursuant to Rule 144.

5.    PREEMPTIVE RIGHTS

        5.1.  Preemptive Rights

                5.1.1 Securities Exempt from Preemptive Rights. In the event that the Company shall sell or issue shares of Common Stock or any convertible securities, including, without limitation, options, warrants, preferred stock and debt securities that are by their terms convertible into or exchangeable or exercisable for Common Stock, to any Person, each Sponsor Stockholder shall have the preemptive right to purchase or subscribe to the purchase its pro rata share of such security on the same terms and conditions as such stock is being offered and sold, such subscription being conditioned upon the actual sale of such security; provided, however, that such preemptive right shall not extend to shares of capital stock if such shares are to be issued by the Company (i) pursuant to the acquisition of stock or assets of another entity or business segment of any such entity, provided that such securities are issued to the owners of such acquired stock or assets, (ii) pursuant to stock option plans, employee stock purchase plans, or other employee benefit plans established exclusively for compensatory purposes, which plans are approved by the shareholders of the Company, (iii) under a plan of reorganization approved in a proceeding under any applicable act of Congress relating to the reorganization of corporations, (iv) upon conversion of or exercise of convertible securities, warrants or options, (v) pursuant to a public offering registered with the SEC under the provisions of the Act, (vi) in connection with any stock split, stock dividend or recapitalization of the Company, (vii) in connection with bona fide corporate partnering transactions or other bona fide strategic transactions on terms approved by the board of directors of the Company, the primary purpose of which are not to raise capital for the Company, (viii) in connection with obtaining lease financing, whether issued to a lessor, guarantor or other person if such issuance is approved by the board of directors of the Company, (ix) pursuant to the transactions contemplated by the Exchange Agreement or (x) to one or more of the Stockholders pursuant to Section 5.1.3 below.

                5.1.2 Right of Sponsor Stockholders. Written notice specifying the contemplated date the new securities are to be sold and the offering terms thereof shall be delivered by the Company to each of the Sponsor Stockholders no later than thirty (30) days or earlier than sixty (60) days prior to such contemplated sale date of the stock or securities, and each such Sponsor Stockholder shall have until ten (10) days prior to the contemplated sale date specified in such notice to inform the Company of its intentions as to the exercise of the preemptive right provided hereunder. If no written reply is received by the Company on or prior to the tenth (10th) day before the contemplated sale date specified in such notice, the Company may treat the preemptive right of such non-responding Sponsor Stockholder to have been waived for that, but only for that, transaction, provided the referenced sale take place no later than fifteen (15) days after the contemplated sale date specified in such notice. Any securities sold by the Company after such fifteen (15) day period are subject to the preemptive rights of the Sponsor Stockholders pursuant to the terms of Section 5.1.1.

                5.1.3 Right of Non-Sponsor Stockholders. In the event that any Sponsor Stockholder exercises its preemptive rights to purchase securities pursuant to Sections 5.1.1 and 5.1.2 above, then, following the consummation of such purchase, each Non-Sponsor Stockholder shall have the preemptive right to purchase or subscribe to the purchase of its pro rata share of such security on the same terms as such security was offered and sold to any Sponsor Stockholder in accordance with this Section 5.1.3. Written notice specifying the new securities sold and the offering terms thereof shall be delivered by the Company to each of the Non-Sponsor Stockholders no later than thirty (30) days following the consummation of the purchase by any Sponsor Stockholder, and each such Non-Sponsor Stockholder shall have ten (10) days following the notice delivery date to inform the Company of its intentions as to the exercise of the preemptive right provided hereunder. If no written reply is received by the Company on or prior to the tenth (10th) day following the notice delivery date, the Company may treat the preemptive right of such non-responding Non-Sponsor Stockholder to have been waived for that, but only for that, transaction.

                5.1.4 Sufficient Authorized Stock. The Company covenants that prior to the sending of the notice of proposed sale to the Stockholders pursuant to this Section 5, the Company will have sufficient authorized and unissued stock to meet all possible preemptive requests as may be forthcoming based on such notice.

                5.1.5 Pro Rata Share. A Stockholder's pro rata share, for purposes of this Section 5, is the ratio of the number of shares of Common Stock owned by such Stockholder immediately prior to such issuance, assuming conversion and exercise of all convertible securities, rights, warrants and options held by such Stockholder, to the total number of shares of Common Stock outstanding immediately prior to such issuance, assuming full conversion of any preferred stock of the Company and exercise of all outstanding convertible securities, rights, options and warrants to acquire Common Stock of the Company (whether or not such securities are vested, unvested, in the money or underwater) of all Stockholders.

6.    REPRESENTATIONS AND WARRANTIES

        6.1.  Representations and Warranties of Non-Individual Stockholders

                Each Stockholder that is a corporation, partnership, limited liability company, business trust or trust hereby represents and warrants to the Company and to each other Stockholder as follows:

                6.1.1. Organization and Standing

                Such Stockholder is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is organized. Such Stockholder has the corporate, partnership, limited liability company, business trust or trust power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

                6.1.2. Authorization

                Such Stockholder has taken all corporate, partnership, limited liability company, business trust or trust action necessary for it to enter into this Agreement and to consummate the transactions contemplated hereby.

                6.1.3. Absence of Violation

                Neither the execution and delivery of this Agreement, or of any document or instrument to be executed and delivered by such Stockholder pursuant hereto, nor the consummation of the transactions contemplated hereby and thereby will constitute a violation of, or default under, or conflict with, or require any consent under (other than a violation or default that has been waived or a consent that has been obtained), any term or provision of the certificate or articles of incorporation or bylaws, partnership agreement, or certificate or articles of formation or limited liability company agreement or trust agreement of such Stockholder or any contract, commitment, indenture, lease, or other agreement to which such Stockholder is a party or by which such Stockholder or any of its assets is bound.

                6.1.4. Binding Obligation

                This Agreement constitutes a valid and binding obligation of such Stockholder, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, and similar laws affecting the rights and remedies of creditors generally, and by general principles of equity and public policy; and each document and instrument to be executed by such Stockholder pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of such Stockholder, enforceable in accordance with its terms (with the aforesaid exceptions).

        6.2.  Representations and Warranties of Individual Stockholders

                Each Stockholder who is an individual hereby represents and warrants to the Company and each other Stockholder as follows:

                6.2.1. Power and Authority

                Such Stockholder has the legal capacity and all other necessary power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

                6.2.2. Absence of Violation

                Neither the execution and delivery of this Agreement, or of any document or instrument to be executed and delivered by such Stockholder pursuant hereto, nor the consummation of the transactions contemplated hereby and thereby will constitute a violation of, or default under, or conflict with, or require any consent under (other than a violation or default that has been waived or a consent that has been obtained), any term or provision of any contract, commitment, indenture, lease, or other agreement to which such Stockholder is a party or by which such Stockholder or any of his or her assets is bound.

                6.2.3. Binding Obligation

                This Agreement constitutes a valid and binding obligation of such Stockholder, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, and similar laws affecting the rights and remedies of creditors generally, and by general principles of equity and public policy; and each document and instrument to be executed by such Stockholder pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of such Stockholder, enforceable in accordance with its terms (with the aforesaid exceptions).

        6.3.  Representations and Warranties of the Company

                The Company hereby represents and warrants to each Stockholder as follows:

                6.3.1. Organization and Standing

                The Company is a corporation duly organized, validly existing, and in good standing under the laws of Delaware. The Company has the corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

                6.3.2. Authorization

                The Company has taken all corporate action necessary for it to enter into this Agreement and to consummate the transactions contemplated hereby.

                6.3.3. Absence of Violation

                Neither the execution and delivery of this Agreement, or of any document or instrument to be executed and delivered by the Company pursuant hereto, nor the consummation of the transactions contemplated hereby and thereby will constitute a violation of, or default under, or conflict with, or require any consent under (other than a violation or default that has been waived or a consent that has been obtained), any term or provision of the certificate of incorporation or bylaws of the Company or any contract, commitment, indenture, lease, or other agreement to which the Company is a party or by which the Company or any of its assets is bound.

                6.3.4. Binding Obligation

                This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, and similar laws affecting the rights and remedies of creditors generally, and by general principles of equity and public policy; and each document and instrument to be executed by the Company pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of the Company, enforceable in accordance with its terms (with the aforesaid exceptions).

                6.3.5. No Other Representations or Warranties.

                The Company and each Stockholder hereby acknowledge that no party hereto has made any representation or warranty as to the transactions contemplated by this Agreement, the business or prospects of the Company, or any other matter, except for the representations and warranties expressly set forth in this Agreement, including the Exhibits and Appendices hereto. The Company and each Stockholder further acknowledge that, in entering into the transactions contemplated by this Agreement, they have not relied on any representation or warranty by any party other than the representations and warranties expressly set forth in this Agreement, including the Exhibits and Appendices hereto.

7.    COVENANTS

        7.1.  Affiliate Transactions

                So long as Anschutz, any Anschutz Affiliate, Oaktree or any Oaktree Affiliate holds any Equity Securities, the Company will not without the prior approval of each of Anschutz and Oaktree, enter into or engage in, or permit any of its subsidiaries to enter into or engage in, any transaction or series of related transactions with any Stockholder or any Affiliate of any Stockholder, unless such transaction is on terms no less favorable to the Company or its subsidiaries than those that would have been obtainable at that time in an arms-length transaction with an unaffiliated or uninterested party.

        7.2.  Consultation Rights

                So long as Anschutz, any Anschutz Affiliate, Oaktree or any Oaktree Affiliate hold any Equity Securities, each of the foregoing shall be entitled to:

          (i)    to discuss the business operations, properties, financial and other conditions, and plans and prospects of the Company with any director, senior executive officer or other authorized officer of the Company designated by the board of directors of the Company, and upon reasonable notice to the Company, with any director, senior executive officer or other authorized officer of any subsidiary of the Company;

          (ii)  to submit suggestions from time to time to the management of the Company with the requirement that one or more senior executive officers of the Company shall discuss such suggestions with the Person submitting such suggestions within a reasonable period of time after such submission; and

          (iii)  to meet with one or more senior executive officers of the Company, at reasonable times and on reasonable notice in order to discuss any suggestions made under (ii) above or for other purposes.

                The rights granted to Anschutz, any Anschutz Affiliate, Oaktree and any Oaktree Affiliate hereunder are not in substitution for, and shall not be deemed to be in limitation of, any rights otherwise available to any of the foregoing as holders of any securities of the Company. In addition, the Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and or assets of the Company to expressly assume and agree to perform the covenants contained in this Section 7.2 in the same manner and to the same extent that the Company would have been required to perform if no succession had taken place.

8.    DEFINITIONS

                Capitalized terms used in this Agreement shall have the meaning ascribed to them as follows:

                "Acquisition Offer" shall have the meaning ascribed to that term in Section 3.2.

                "Act" shall mean the Securities Act of 1933, as amended.

                "Affiliate" shall mean with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of the foregoing, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlled" and "controlling" shall have meanings correlative to the foregoing.

                "Agreement" shall mean this Stockholders Agreement.

                "Anschutz" shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

                "Anschutz Affiliates" means (i) Anschutz and any company, joint venture, limited liability company, association or partnership of which Anschutz is a shareholder, member, manager or general partner, as the case may be or (ii) any Person that, directly or indirectly, controls, is controlled by or is under common control with Anschutz. For purposes of the foregoing, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlled" and "controlling" shall have meanings correlative to the foregoing.

                "Anschutz Director" shall have the meaning ascribed to that term in Section 1.1.2 of this Agreement.

                "Campbell" shall have the meaning ascribed to that term in Section 1.1.2 of this Agreement.

                "Class A Common Stock" shall mean the common stock of the Company designated Class A, par value $0.001 per share.

                "Class B Common Stock" shall mean the common stock of the Company designated Class B, par value $0.001 per share.

                "Common Stock" shall mean the Class A Common Stock and the Class B Common Stock.

                "Company" shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

                "Control Offeror" shall have the meaning ascribed to that term in Section 3.1 of this Agreement.

                "Effective Date" shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

                "Equity Securities" shall mean any share of any class or series of capital stock of the Company or any right or option to acquire any share of capital stock of the Company and shall include the Common Stock.

                "Hall" shall have the meaning ascribed to that term in Section 1.1.2 of this Agreement.

                "Initial Public Offering" shall mean the first public sale of any securities of the Company pursuant to a registration statement filed and declared effective by the Securities and Exchange Commission under the Act, involving aggregate proceeds to the Company of at least $50,000,000.

                "Majority Interest" shall have the meaning ascribed to that term in Section 3.1 of this Agreement.

                "Oaktree" shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

                "Oaktree Affiliates" means (i) Oaktree and any company, joint venture, limited liability company, association or partnership of which Oaktree is a shareholder, member, manager or general partner, as the case may be or (ii) any Person that, directly or indirectly, controls, is controlled by or is under common control with Oaktree. For purposes of the foregoing, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlled" and "controlling" shall have meanings correlative to the foregoing.

                "Oaktree Director" shall have the meaning ascribed to that term in Section 1.1.2 of this Agreement.

                "Offer" shall have the meaning ascribed to that term in Section 2.3.2 of this Agreement.

                "Offer Period" shall have the meaning ascribed to that term in Section 2.3.3 of this Agreement.

                "Offer Response" shall have the meaning ascribed to that term in Section 2.3.3 of this Agreement.

                "Offeree" shall have the meaning ascribed to that term in Sections 2.3.2 and 2.3.3 of this Agreement.

                "Offeree Stockholder" shall have the meaning ascribed to that term in Section 3.1 of this Agreement.

                "Non-Sponsor Stockholder" shall mean any person or entity named as such on the signature pages of this Agreement or on Appendix I attached hereto, as such Appendix may be modified from time to time.

                "Permitted Transfer" shall mean: (i) a pledge, grant of security interest or other encumbrance effected in a bona fide transaction with an unrelated and unaffiliated pledgee, under a written pledge agreement that assures that, before any foreclosure may be had thereon, the pledgee shall first notify the Offerees of its intent to foreclose and shall first offer the shares subject to such foreclosure to the Offerees pursuant to Section 2.3, at the price and on the other terms and conditions specified in a written offer from a prospective purchaser (which may be the pledgee), in connection with such foreclosure; (ii) a Transfer to members of transferor's immediate family, or to trustees or custodians for their benefit, (iii) any Transfer between and among Anschutz, the Anschutz Affiliates and any officer, director or employee of Anschutz or any Anschutz Affiliate, (iv) any Transfer between and among Oaktree and the Oaktree Affiliates or (v) any Transfer between and among Anschutz and the Anschutz Affiliates and Oaktree and the Oaktree Affiliates. For purposes of this Agreement, "immediate family" shall be deemed to include only the transferor's spouse, children and grandchildren, including children or grandchildren by adoptive relationships.

                "Person" means a corporation, trust, limited liability company, association, partnership, joint venture, organization, business, individual, government (or subdivision thereof), governmental agency or other legal entity.

                "Purchasing Offeree" shall have the meaning ascribed to that term in Section 2.3.3 of this Agreement.

                "Slater" shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

                "Sponsor Stockholder" shall mean any person named as such on the signature pages of this Agreement or on Appendix I attached hereto, as such Appendix I may be modified from time to time.

                "Stockholder" shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

                "Stockholder Director" shall have the meaning ascribed to that term in Section 1.1.2 of this Agreement.

                "Stockholder Nominee" shall have the meaning ascribed to that term in Section 1.1.2 of this Agreement.

                "Tag Offer" shall have the meaning ascribed to that term in Section 3.1 of this Agreement.

                "Third Party Offer" shall have the meaning ascribed to that term in Section 2.3.1 of this Agreement.

                "Transfer" shall have the meaning ascribed to that term in Section 2.2 of this Agreement.

                "Transferor" shall have the meaning ascribed to that term in Section 2.3.1 of this Agreement

9.    MISCELLANEOUS

        9.1.  Legend

                The certificates or other evidence representing the Equity Securities shall bear a legend in substantially the following form:

      "The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") or state securities laws and cannot be offered, sold or otherwise transferred in the absence of registration or the availability of an exemption from registration under the Act and regulations promulgated thereunder and applicable state securities laws. The voting rights with respect to, and transfer, sale or other disposition of the securities represented by this certificate are restricted by and subject to the provisions of a Stockholders' Agreement effective as of                             , 2002 among the Company and certain of the Company's Stockholders, as the same may be amended from time to time. A copy of such Stockholders' Agreement is available for inspection at the offices of the Company."

        9.2.  Additional Actions and Documents

                Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

        9.3.  Expenses

                Each party shall pay his or its own expenses incident to the preparation and negotiation of this Agreement and the transactions contemplated hereunder, including all legal and accounting fees and disbursements, except as expressly set forth in Section 4.5 hereof or in any other provision of this Agreement.

        9.4.  Assignment

                Neither the Company nor any Stockholder shall assign this Agreement, in whole or in part, whether by operation of law or otherwise, (a) unless such person shall have obtained the prior written consent of all the other parties or (b) unless and to the extent that such assignment is in connection with a Transfer of Equity Securities described in clauses (ii), (iii), (iv) or (v) of the definition of Permitted Transfer or as permitted pursuant to Section 2.3.3. Any purported assignment of this Agreement contrary to the terms hereof shall be null and void and of no force and effect.

        9.5.  Entire Agreement; Amendment

                This Agreement, including the Appendices and Exhibits hereto and other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement among the parties hereto with respect to the matters addressed herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and (i) holders of at least a majority of the voting power of the shares of Equity Securities then held by Anschutz or any Anschutz Affiliate and holders of at least a majority of the voting power of the shares of Equity Securities then held by Oaktree or any Oaktree Affiliate; provided, however, that if, collectively, Anschutz, any Anschutz Affiliate, Oaktree and any Oaktree Affiliate hold less than 33% of the voting power of all of the shares of Equity Securities held by all Stockholders, then (ii) holders of at least seventy five percent (75%) of the voting power of all shares of Equity Securities held by the Stockholders. Notwithstanding the foregoing provisions of Section 9.5, no provision of this Agreement (including, without limitation, the provisions of this Section 9.5) may be waived or amended in any manner that would materially and adversely affect the rights of any Non-Sponsor Stockholder without the written consent of such affected Non-Sponsor Stockholder. Any amendment or waiver effected in accordance with this Section 9.5 shall be binding upon each holder of any Equity Securities

        9.6.  Waiver

                No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instruments given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

        9.7.  Limitation on Benefit

                It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

        9.8.  Binding Effect

                This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

        9.9.  Termination

                This Agreement shall automatically terminate as to any Stockholder who is or who becomes subject to this Agreement when such Stockholder ceases to own any Equity Securities or any interest therein and such Stockholder shall thereafter have no rights or obligations hereunder, provided, that any Transfer of Equity Securities by any Stockholder in breach of this Agreement shall not relieve such Stockholder of liability for such breach. The provisions of Articles 1, 2, 3 and 5 shall automatically and irrevocably terminate on the occurrence of any of the following events: (i) the voluntary or involuntary dissolution of the Company; (ii) the consummation of an Initial Public Offering by the Company; or (iii) an acquisition, consolidation, or merger of the Company into or with another corporation that results in the Stockholders owning publicly traded securities. If on or prior to the third (3rd) anniversary of the Effective Date the rights and obligations of the parties under Article 2 have not terminated in accordance with the immediately preceding sentence, then such obligations set forth in Section 2.3.1(i)(b) shall automatically and irrevocably terminate with respect to Oaktree and any Oaktree Affiliate.

        9.10.  Governing Law

                This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of Delaware (excluding the choice of law rules thereof).

        9.11.  Notices

                All notices, demands, requests, or other communications that may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand-delivered, mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, sent by FedEx or other reputable overnight courier service or transmitted by telegram, telecopy, facsimile transmission or telex, addressed as follows:

(i)	If to the Company:
Regal Entertainment Group 7132 Mike Campbell Drive Knoxville, TN 37918 Attention: President
and to
Regal Entertainment Group 7132 Mike Campbell Drive Knoxville, TN 37918 Attention: General Counsel
with a copy (which shall not constitute notice) to:
The Anschutz Corporation 555 17th Street, Suite 2400 Denver, CO 80202 Attention: Michael F. Bennet

and to
Hogan & Hartson L.L.P. One Tabor Center, Suite 1500 1200 Seventeenth Street Denver, CO 80202 Attention: Christopher J. Walsh
(ii)	If to a Stockholder:
To such Stockholder's address on Appendix I hereto.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication that shall be hand-delivered, mailed, overnighted, transmitted, telecopied or telexed in the manner described above, or that shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or the answerback being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

        9.12.  Headings

                Article and Section headings and the table of contents contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

        9.13.  Execution in Counterparts

                To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth.

REGAL ENTERTAINMENT GROUP
By:	/s/ PETER BRANDOW
	Name:	Peter Brandow
	Title:	Executive Vice President, General Counsel and Secretary
Anschutz Investment Group LLC
	By:	Anschutz Investment Fund, LP, its preferred member
	By:	Anschutz Company, its general partner
By:	/s/ CRAIG D. SLATER
	Name:	Craig D. Slater
	Title:	Executive Vice President
/s/ CRAIG D. SLATER Craig D. Slater
Spousal Consent:
I acknowledge that I have read the foregoing Agreement and hereby consent to Craig D. Slater entering into and agreeing to be bound by the terms thereof
/s/ COLLEEN SLATER
OCM Principal Opportunities Fund II, L.P.
	By:	Oaktree Capital Management, LLC, its general partner
By:	/s/ STEPHEN KAPLAN
	Name:	Stephen Kaplan
	Title:	Principal
By:	/s/ B. JAMES FORD
	Name:	B. James Ford
	Title:	Managing Director
GSCP Recovery, Inc.
By:	/s/ ROBERT HAMWEE
	Name:	Robert Hamwee
	Title:	Managing Director
LBI Group, Inc.
By:	/s/ JEFF GOODWIN
	Name:	Jeff Goodwin
	Title:	Vice President
The Tudor BVI Global Portfolio Ltd.
By:	/s/ CHRISTOPHER P. KANE
	Name:	Christopher P. Kane
	Title:	Vice President
Tudor Proprietary Trading, L.L.C.
By:	/s/ CHRISTOPHER P. KANE
	Name:	Christopher P. Kane
	Title:	Vice President

Putnam High Yield Trust
Putnam High Yield Advantage Fund
Putnam Variable Trust-Putnam VT High Yield Fund
Putnam Master Income Trust
Putnam Premier Income Trust
Putnam Master Intermediate Income Trust
Putnam Diversified Income Trust
Putnam Funds Trust-Putnam High Yield Trust II
Putnam Strategic Income Fund
Putnam Variable Trust-Putnam VT Diversified Income Fund
Travelers Series Fund Inc.-Putnam Diversified Income Portfolio
By:	Putnam Investment Management, LLC
By:	/s/ JOHN R. VERANI
	Name:	John R. Verani
	Title:	Senior Vice President
Putnam High Yield Fixed Income Fund, LLC Putnam High Yield Managed Trust
By:	Putnam Fiduciary Trust Company
By:	/s/ JOHN R. VERANI
	Name:	John R. Verani
	Title:	Senior Vice President
/s/ W. JAMES EDWARDS III W. James Edwards III
Spousal Consent:
I acknowledge that I have read the foregoing Agreement and hereby consent to W. James Edwards III entering into and agreeing to be bound by the terms thereof
/s/ PATRICIA D. EDWARDS Patricia D. Edwards
/s/ PATRICIA D. EDWARDS Patricia D. Edwards
Spousal Consent:
I acknowledge that I have read the foregoing Agreement and hereby consent to Patricia D. Edwards entering into and agreeing to be bound by the terms thereof
/s/ W. JAMES EDWARDS III W. James Edwards III

APPENDIX I
STOCKHOLDERS

SPONSOR STOCKHOLDERS

Anschutz Investment Group LLC
c/o The Anschutz Corporation
555 17th Street, Suite 2400
Denver, CO 80202

Craig D. Slater
c/o The Anschutz Corporation
555 17th Street, Suite 2400
Denver, CO 80202

OCM Principal Opportunities Fund II, L.P.
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071

NON-SPONSOR STOCKHOLDERS

W. James Edwards III and Patricia D. Edwards
25 Heritage Lane
Newport Beach, CA 92660

GSCP Recovery, Inc.
c/o GSC Partners
500 Campus Drive, Suite 220
Florham Park, NJ 07932

LBI Group, Inc.
c/o Lehman Brothers, Inc.
101 Hudson Street
Jersey City, NJ 07302

Putnam High Yield Trust
c/o Putnam Investment Management, LLC
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam High Yield Advantage Fund
c/o Putnam Investment Management, LLC
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam Variable Trust-Putnam VT High Yield Fund
c/o Putnam Investment Management, LLC
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam Master Income Trust
c/o Putnam Investment Management, LLC
High Yield Group
 One Post Office Square, 7th Floor
Boston, MA 02109

Putnam Premier Income Trust
c/o Putnam Investment Management, LLC
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam Master Intermediate Income Trust
c/o Putnam Investment Management, LLC
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam Diversified Income Trust
c/o Putnam Investment Management, LLC
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam Funds Trust-Putnam High Yield Trust II
c/o Putnam Investment Management, LLC
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam Strategic Income Fund
c/o Putnam Investment Management, LLC
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam Variable Trust-Putnam VT Diversified Income Fund
c/o Putnam Investment Management, LLC
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam High Yield Fixed Income Fund, LLC
c/o Putnam Fiduciary Trust Company
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam High Yield Managed Trust
c/o Putnam Fiduciary Trust Company
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Travelers Series Fund Inc.-Putnam Diversified Income Portfolio
c/o Putnam Investment Management, LLC
High Yield Group
 One Post Office Square, 7th Floor
Boston, MA 02109

The Tudor BVI Global Portfolio Ltd.
c/o Tudor Investment Corp.
1275 King Street
Greenwich, CT 06840

Tudor Proprietary Trading, L.L.C.
c/o Tudor Investment Corp.
1275 King Street
Greenwich, CT 06840

QuickLinks

STOCKHOLDERS' AGREEMENT AMONG REGAL ENTERTAINMENT CORPORATION AND THE STOCKHOLDERS IDENTIFIED HEREIN